UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
(AMENDMENT NO. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)                     January 18, 2006
Health Grades, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-22019	62-1623449

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Golden Ridge Road, Suite 100, Golden, Colorado,		80401

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code		(303) 716-0041

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
Health Grades, Inc. (“Health Grades”) is filing this Amendment No. 1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 18, 2006 (the “January 18, 2006 Form 8-K”), to specify that the fourth, fifth, sixth, and seventh paragraphs of the press release attached as Exhibit 99.1 to the January 18, 2006 Form 8-K, which paragraphs relate to the Development and Services Agreement between Health Grades and Hewitt Associates, LLC, are intended to be deemed filed rather than furnished, pursuant to Instruction B.2 of Form 8-K.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH GRADES, INC. (Registrant)
	By:	/s/ ALLEN DODGE
Allen Dodge
Dated: February 23, 2006		Senior Vice President — Finance and Chief Financial Officer

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